Exhibit 21
                                                        STATE OF         PERCENT
SUBSIDIARY NAME                                         INCORPORATION    OWNED

2 Day Video, Inc.                                       Texas            100
2 Day Video, Inc. of Georgia                            Georgia          100
37th Floor Productions Inc.                             Delaware         100
5555 Communications Inc.                                Delaware         100
Addax Music Co., Inc.                                   Delaware         100
Aetrax International Corporation                        Delaware         100
Ages Electronics, Inc.                                  Delaware         100
Ages Entertainment Software, Inc.                       Delaware         100
All Media Inc.                                          Delaware         100
Antics G.P. Inc.                                        Delaware         100
Antics Inc.                                             Delaware         100
A-R Acquisition Corp.                                   Delaware         100
Around the Block Productions, Inc.                      Delaware         100
Atlantic Associates, Inc.                               Delaware         100
Atlantic Home Video                                     Delaware          80
Bardwire Inc.                                           Delaware         100
Beta Theatres Inc.                                      Delaware         100
Big Planet Video, Inc.                                  New Hampshire    100
Big Shows Inc.                                          Delaware         100
Blockbuster Airships, Inc.                              Delaware         100
Blockbuster Amphitheater Corporation                    Delaware         100
Blockbuster Canada Inc.                                 Delaware         100
Blockbuster Computer Systems Corporation                Florida          100
Blockbuster Distribution, Inc.                          Delaware         100
Blockbuster Entertainment Corporation                   Delaware         100
Blockbuster Global Services Inc.                        Delaware         100
Blockbuster Inc.                                        Delaware         100
Blockbuster International Spain Inc.                    Delaware         100
Blockbuster Investments LLC                             Delaware         100
Blockbuster Mid-America, Inc.                           Delaware         100
Blockbuster On-Line Services, Inc.                      Delaware         100
Blockbuster Park Lands, Inc.                            Florida          100
Blockbuster Park, Inc.                                  Delaware         100
Blockbuster SC Video Operating Corporation              Delaware         100

                                   Exhibit 21
                                                        STATE OF         PERCENT
SUBSIDIARY NAME                                         INCORPORATION    OWNED

Blockbuster Services Inc.                               Delaware         100
Blockbuster Technology Holding Corporation              Delaware         100
Blockbuster Video Acquisition Corp.                     Delaware         100
Blockbuster Video Italy, Inc.                           Delaware         100
Blue Cow Inc.                                           Delaware         100
BN Productions Inc.                                     Delaware         100
Bombay Hook Limited                                     Delaware         100
Broadcast Leasing Inc.                                  Delaware         100
Bruin Music Company                                     Delaware         100
BS Hotel, Inc.                                          Delaware         100
California Holdings LLC                                 Delaware         100
Centurion Satellite Broadcast Inc.                      Delaware         100
Charlotte Amphitheater Corporation                      Delaware         100
Cinamerica Service Corporation                          Delaware         100
Classless Inc.                                          Delaware         100
Cloverleaf Productions Inc.                             Delaware         100
Columbus Circle Films Inc.                              Delaware         100
D.E.J. Productions Inc.                                 Delaware         100
Desilu Music Corp.                                      New York          50
Desilu Productions, Inc.                                Delaware         100
Direct Court Productions, Inc.                          Delaware         100
Eighth Century Corporation                              Delaware         100
Energy Development Associates, Inc.                     Delaware         100
Ensign Music Corporation                                Delaware         100
EWB Corporation                                         Delaware         100
Family Entertainment Centers, Inc.                      Florida          100
Famous Music Corporation                                Delaware         100
Famous Orange Productions Inc.                          Delaware         100
Fifty-Sixth Century Antrim Iron Company, Inc.           Delaware         100
Film Intex Corporation                                  Delaware         100
FLC Holding Corp.                                       Florida          100
Forty-Fourth Century Corporation                        Delaware         100
French Street Management Inc.                           Delaware         100
Fried Worms Productions Inc.                            Delaware         100

                                   Exhibit 21
                                                        STATE OF         PERCENT
SUBSIDIARY NAME                                         INCORPORATION    OWNED

Front Street Management Inc.                            Delaware         100
FT Productions Inc.                                     Delaware         100
Future General Corporation                              Delaware         100
G & W Leasing Company                                   Delaware         100
G & W Natural Resources Company, Inc.                   Delaware         100
Games Animation Inc.                                    Delaware         100
Games Productions Inc.                                  Delaware         100
GC Productions Inc.                                     Delaware         100
Glendale Property Corp.                                 Delaware         100
Gloucester Titanium Company, Inc.                       Delaware         100
GNS Productions Inc.                                    Delaware         100
Gramps Company, Inc., The                               Delaware         100
Green Tiger Press, Inc.                                 California       100
Gulf & Western Indonesia, Inc.                          Delaware         100
Imagine Radio, Inc.                                     California        52.5
IMR Acquisition Corp.                                   Delaware         100
International Overseas Film Services, Inc.              Delaware          66.67
International Overseas Productions, Inc.                California        66.67
Interstitial Programs Inc.                              Delaware         100
Joseph Productions Inc.                                 Delaware         100
Katled Systems Inc.                                     Delaware         100
Kilo Mining Corporation                                 Pennsylvania     100
Kings Island Company                                    Delaware         100
Low Key Productions Inc.                                Delaware         100
LT Holdings Inc.                                        Delaware         100
Magicam, Inc.                                           Delaware          83.5
Major Video National Advertising Council Corporation    Nevada           100
Major Video Super Stores, Inc.                          Nevada           100
Matlock Company, The                                    Delaware         100
Mattalex Corporation                                    Delaware         100
Merritt Inc.                                            Delaware         100
Michaela Productions Inc.                               Delaware         100
Montgomery Acquisition, Inc.                            Delaware         100
MTV Animation Inc.                                      Delaware         100

                                   Exhibit 21
                                                        STATE OF         PERCENT
SUBSIDIARY NAME                                         INCORPORATION    OWNED

MTV Asia Development Company Inc.                       Delaware         100
MTV Australia Inc.                                      Delaware         100
MTV India Development Company Inc.                      Delaware         100
MTV Networks Company                                    Delaware         100
MTV Networks Europe Inc.                                Delaware         100
MTV Networks Global Services Inc.                       Delaware         100
MTV Networks Latin America Inc.                         Delaware         100
MTV Networks Shopping Inc.                              Delaware         100
MTV Networks South Africa Inc.                          Delaware         100
MTV Songs Inc.                                          Delaware         100
MTVN Online Inc.                                        Delaware         100
MTVN Shopping Inc.                                      Delaware         100
Music By Nickelodeon Inc.                               Delaware         100
Music By Video Inc.                                     Delaware         100
New Jersey Zinc Exploration Company, The                Delaware         100
New Leaf Entertainment Corporation                      Delaware         100
Nick At Nites TV Land Retromercials Inc.                Delaware         100
Nickelodeon Animation Studios Inc.                      Delaware         100
Nickelodeon Australia Inc.                              Delaware         100
Nickelodeon Direct Inc.                                 Delaware         100
Nickelodeon Germany Inc.                                Delaware         100
Nickelodeon Global Network Ventures Inc.                Delaware         100
Nickelodeon India Corporation                           Delaware         100
Nickelodeon Magazines Inc.                              Delaware         100
Nickelodeon Movies Inc.                                 Delaware         100
Nickelodeon Online Inc.                                 Delaware         100
Noggin LLC                                              Delaware          50
OM/TV Productions Inc.                                  Delaware         100
Our Home Productions Inc.                               Delaware         100
Outatown Productions Inc.                               Delaware         100
Paramount (PDI) Distribution Inc.                       Delaware         100
Paramount Advertiser Services Inc.                      Delaware         100
Paramount Asia Inc.                                     Delaware         100
Paramount Canadian Productions, Inc.                    Delaware         100

                                   Exhibit 21
                                                        STATE OF         PERCENT
SUBSIDIARY NAME                                         INCORPORATION    OWNED

Paramount Communications Technology Group Inc.          Delaware         100
Paramount Digital Entertainment Inc.                    Delaware         100
Paramount Films of Australia Inc.                       Delaware         100
Paramount Films of China, Inc.                          Delaware         100
Paramount Films of Egypt, Inc.                          Delaware         100
Paramount Films of India, Ltd.                          Delaware         100
Paramount Films of Italy, Inc.                          New York         100
Paramount Films of Lebanon, Inc.                        New York         100
Paramount Films of Pakistan Ltd.                        New York         100
Paramount Films of Southeast Asia Inc.                  Delaware         100
Paramount General Entertainment Australia Inc.          Delaware         100
Paramount Home Video, Inc.                              Delaware         100
Paramount Images Inc.                                   Delaware         100
Paramount LAPTV Inc.                                    Delaware         100
Paramount Music Corporation                             Delaware         100
Paramount Overseas Productions, Inc.                    Delaware         100
Paramount Parks Experience Inc.                         Nevada           100
Paramount Parks Inc.                                    Delaware         100
Paramount Pictures Corporation                          Delaware         100
Paramount Production Support Inc.                       Delaware         100
Paramount Productions Service Corporation               Delaware         100
Paramount Stations Group Inc.                           Virginia         100
Paramount Stations Group of Fort Worth/Dallas Inc.      Virginia         100
Paramount Stations Group of Houston Inc.                Virginia         100
Paramount Stations Group of Miami Inc.                  Delaware         100
Paramount Stations Group of Oklahoma City LLC           Delaware         100
Paramount Stations Group of Philadelphia Inc.           Delaware         100
Paramount Stations Group of Pittsburgh Inc.             Delaware         100
Paramount Stations Group of Washington Inc.             Virginia         100
Paramount Television Service, Inc.                      Delaware         100
Paramount-Roy Rogers Music Co., Inc.                    New York          50
Para-Sac Music Corporation                              Delaware         100
Park Court Productions, Inc.                            Delaware         100
Part-Time Productions Inc.                              Delaware         100

                                   Exhibit 21
                                                        STATE OF         PERCENT
SUBSIDIARY NAME                                         INCORPORATION    OWNED

PCCGW Company, Inc.                                     Delaware         100
PCI Canada Inc.                                         Delaware         100
PCI Network Partner II Inc.                             Delaware         100
PCI Network Partner Inc.                                Delaware         100
Pet II Productions Inc.                                 Delaware         100
PMV Productions Inc.                                    Delaware         100
Possum Point Incorporated                               Delaware         100
Premiere House, Inc.                                    Delaware         100
PSG of PHA Inc.                                         Virginia         100
Quemahoning Coal Processing Company                     Pennsylvania     100
Real TV Music Inc.                                      Delaware         100
Reality Check Productions Inc.                          Delaware         100
Remote Productions Inc.                                 Delaware         100
RTV News Inc.                                           Delaware         100
RTV News Music Inc.                                     Delaware         100
Satellite Holdings Inc.                                 Delaware         100
Saucon Valley Iron and Railroad Company, The            Pennsylvania     100
Scarab Publishing Corporation                           Delaware         100
Scott Mattson Farms, Inc.                               Florida          100
Showtime Networks Inc.                                  Delaware         100
Showtime Networks Inc. (U.K.)                           Delaware         100
Showtime Networks Middle East Inc.                      Delaware         100
Showtime Networks Satellite Programming Company         California       100
Showtime Online Inc.                                    Delaware         100
Showtime Satellite Networks Inc.                        Delaware         100
Showtime/Sundance Holding Company Inc.                  Delaware         100
SIFO One Inc.                                           Delaware         100
SIFO Two Inc.                                           Delaware         100
Simon & Schuster Global Services Inc.                   Delaware         100
Simon & Schuster, Inc.                                  New York         100
SNI Development Corp.                                   Delaware         100
Solar Service Company                                   Delaware         100
Southeastern Home Video, Inc.                           Delaware         100
SP Productions Inc.                                     Delaware         100

                                   Exhibit 21
                                                        STATE OF         PERCENT
SUBSIDIARY NAME                                         INCORPORATION    OWNED

Special Effects Merchandise, Inc.                       Delaware         100
Spelling Entertainment Group Inc.                       Delaware          80
State of Mind Inc.                                      Delaware         100
Sundance Channel L.L.C.                                 Delaware          45
Superstar Productions USA Inc.                          Delaware         100
T.V. Factory, Inc., The                                 New York         100
Talent Court Productions, Inc.                          Delaware         100
Taylor Forge Memphis, Inc.                              Delaware         100
They Productions Inc.                                   Delaware         100
Things of the Wild Songs Inc.                           Delaware         100
Third Century Company                                   Delaware         100
Thirteenth Century Corporation                          Delaware         100
Thirtieth Century Corporation                           Delaware         100
Toe-To-Toe Productions Inc.                             Delaware         100
Total Warehouse Services Corporation                    Delaware         100
Trans-American Resources, Inc.                          Delaware         100
TRF III Entertainment, Inc.                             Delaware         100
TS Video, Inc.                                          Louisiana        100
TSM Services Inc.                                       Delaware         100
Tunes By Nickelodeon Inc.                               Delaware         100
TV Scoop Inc.                                           Delaware         100
UI Video Stores, Inc.                                   Colorado         100
Universal American Corporation                          Delaware         100
Uptown Productions Inc.                                 Delaware         100
VE Development Company                                  Delaware         100
VE Drive Inc.                                           Delaware         100
VE Television Inc.                                      Delaware         100
VHONE Inc.                                              Delaware         100
VIA Aircraft Management Inc.                            Delaware         100
Viacom Animation of Korea Inc.                          Delaware         100
Viacom Asia Inc.                                        Delaware         100
Viacom Broadcasting of Seattle Inc.                     Delaware         100
Viacom Broadcasting West Inc.                           Delaware         100
Viacom Camden Lock Inc.                                 Delaware         100

                                   Exhibit 21
                                                        STATE OF         PERCENT
SUBSIDIARY NAME                                         INCORPORATION    OWNED

Viacom Consumer Products Inc.                           Delaware         100
Viacom DBS Inc.                                         Delaware         100
Viacom Film Funding Company Inc.                        Delaware         100
Viacom First Run Development Company Inc.               Delaware         100
Viacom First Run Limited                                Delaware         100
Viacom Global Services Inc.                             Delaware         100
Viacom HA! Holding Company                              Delaware         100
Viacom IDA Inc.                                         Delaware         100
Viacom International Inc.                               Delaware         100
Viacom International Inc. Political Action Committee
  Corporation                                           New York         100
Viacom IRB Acquisition Inc.                             Delaware         100
Viacom Japan Inc.                                       New York         100
Viacom K-Band Inc.                                      Delaware         100
Viacom Networks Europe Inc.                             Delaware         100
Viacom Networks Inc.                                    New York         100
Viacom Phoenix Inc.                                     Delaware         100
Viacom Pictures Development Company                     Delaware         100
Viacom Pictures Inc.                                    Delaware         100
Viacom Pictures Movie Music Inc.                        Delaware         100
Viacom Pictures Overseas Inc.                           Delaware         100
Viacom Pictures Songs Inc.                              Delaware         100
Viacom PNW Sports Inc.                                  Delaware         100
Viacom Productions Inc.                                 Delaware         100
Viacom Properties Inc.                                  Delaware         100
Viacom Realty Corporation                               Delaware         100
Viacom Receivables Funding I Corporation                Delaware         100
Viacom Receivables Funding II Corporation               Delaware         100
Viacom Retail Stores, Inc.                              Delaware         100
Viacom Satellite News Inc.                              Delaware         100
Viacom Shopping Inc.                                    Delaware         100
Viacom Telecommunications (D.C.) Inc.                   Delaware         100
Viacom World Wide Ltd.                                  New York         100
Via-Sac Music Inc.                                      Delaware         100
Virgin Interactive Entertainment USA, Inc.              Delaware         100

                                   Exhibit 21
                                                        STATE OF         PERCENT
SUBSIDIARY NAME                                         INCORPORATION    OWNED

VISI Services Inc.                                      Delaware         100
VJK Inc.                                                Delaware         100
VNM Inc.                                                Delaware         100
VP Direct Inc.                                          Delaware         100
VP Programs Inc.                                        California       100
VSC Communications Inc.                                 Delaware         100
VSC Compositions Inc.                                   New York         100
VSC Music Inc.                                          New York         100
Western Row Properties, Inc.                            Ohio             100
Westside Amphitheater Corporation, The                  Arizona          100
WF Cinema Holdings, L.P.                                Delaware          50
Wilshire Court Productions, Inc.                        Delaware         100
Worldwide Productions, Inc.                             Delaware         100
WT Animal Music Inc.                                    Delaware         100
WT Productions Inc.                                     Delaware         100
WVIT Inc.                                               Delaware         100
Young Reader's Press, Inc.                              Delaware         100